   As filed with the Securities and Exchange Commission on February 10, 1997

                                                      Registration No. 333-20521
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                        THE ESTEE LAUDER COMPANIES INC.
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                    2844                                   11-2408943
    (State or Other Jurisdiction of             (Primary Standard Industrial          (I.R.S. Employer Identification No.)
     Incorporation or Organization)                Classification Number)

                            ------------------------

                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 572-4200
              (Address, Including Zip Code, and Telephone Number,
       including Area Code, of Registrant's Principal Executive Offices)
                            ------------------------

                              Saul H. Magram, Esq.
              Senior Vice President, General Counsel and Secretary
                        The Estee Lauder Companies Inc.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 572-4200
          (Name and Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                            ------------------------

                    Please send copies of communications to:

                  Jeffrey J. Weinberg, Esq.                                          Jean E. Hanson, Esq.
                      Akiko Mikumo, Esq.                                       Fried, Frank, Harris, Shriver &
                  Weil, Gotshal & Manges LLP                                               Jacobson
                       767 Fifth Avenue                                               One New York Plaza
                   New York, New York 10153                                        New York, New York 10004

                        (212) 310-8000                                                  (212) 859-8000

                            ------------------------

    Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended ('Securities Act'), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ No. 333-20521

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                           Proposed
                                                                       Maximum Offering        Proposed
                Title of Each Class                    Amount to Be       Price Per        Maximum Aggregate         Amount of
           of Securities to Be Registered               Registered         Unit(1)         Offering Price(1)       Registration Fee
Class A Common Stock, par value $.01 per share......     1,550,000         $47.00             $72,850,000             $22,076

(1) Calculated based upon the public offering price of $47.00 per share in accordance with Rule 457 under the Securities Act of 1933, as amended.
                              ------------------------

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
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
                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-20521) declared effective on February 10, 1997 by the Securities and Exchange Commission, including any prospectuses filed pursuant thereto in accordance with Rule 424 promulgated under said Securities Act, are hereby incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 10th day of February, 1997.

                                          THE ESTEE LAUDER COMPANIES INC.

                                          By:      /s/ ROBERT J. BIGLER
                                             --------------------------------
                                            Name: Robert J. Bigler
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                Signature                                                Title
-----------------------------------------  ------------------------------------------------------------------
                    *                      Chief Executive Officer and Director
----------------------------------------   (principal executive officer)
            Leonard A. Lauder

                    *                      Director
----------------------------------------
            Ronald S. Lauder

                    *                      Director
----------------------------------------
            William P. Lauder

                    *                      Director
----------------------------------------
           Fred H. Langhammer

                    *                      Director
----------------------------------------
              Marshall Rose

                    *                      Director
----------------------------------------
             P. Roy Vagelos

                                           Director
----------------------------------------
             Faye Wattleton


                    *                      Senior Vice President and Chief Financial Officer (principal
----------------------------------------   financial and accounting officer)
            Robert J. Bigler

         *By/s/ ROBERT J. BIGLER
            Robert J. Bigler
            Attorney-in-Fact

Dated: February 10, 1997

                                    Form S-3

                                    EXHIBITS
                        The Estee Lauder Companies Inc.

Exhibit
Number                                            Description of Exhibit
------   --------------------------------------------------------------------------------------------------------

 5.1     Opinion of Weil, Gotshal & Manges LLP with respect to legality of the Class A Common Stock.**

 23.1    Consent of Arthur Andersen LLP.

 23.2    Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 5.1).**

 24.1    Power of Attorney.**

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** Incorporated by reference to Registration Statement on Form S-3 (No.
   333-20521).